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                                                                   Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 3 to the Registration Statement on Form S-3 (33-52493) of our report dated February 13, 1992 appearing on page S-3 of Terra Industries, Inc. Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP
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PRICE WATERHOUSE LLP

New York, New York

October 10, 1994